BRITISH

COLUMBIA

BC Registry Services

Mailing Address:

PO Box 9431 Stn Prov Govt Victoria BC VBW 9V3

www .corporateonline .gov.bc.ca

Location:

2nd Floor - 940 Blanshard Street Victoria BC

250 356-8626

Notice of Articles

CERTIFIED COPY

Of a Document filed with the Province of British Columbia Registrar of Companies

BUSINESS CORPORATIONS ACT CAROL PREST

This Notice of Articles was issued by the Registrar on: October 2, 2012 09:10AM Pacific Time

Incorporation Number: BC0218266

Recognition Date: Incorporated on October 17, 1980

Name of Company:

NOTICE OF ARTICLES

STARCORE INTERNATIONAL MINES LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:

SUITE 750

580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA

RECORDS OFFICE INFORMATION

Mailing Address:

SUITE 750

580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA

Delivery Address:

SUITE 750

580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA

Delivery Address:

SUITE 750

580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:

SUMANIK, KEN

Mailing Address:

6531 DAKOTA DR RICHMOND BC V7C4X5

Last Name, First Name, Middle Name:

EADIE, ROBERT

Mailing Address:

SUITE 750

580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA

Last Name, First Name, Middle Name:

Area, Gary

Mailing Address:

SUITE 750

580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA

Last Name, First Name, Middle Name:

ESTRA, JORDAN

Mailing Address:

5888 NORTH OCEAN BLVD OCEAN RIDGE FL 33435 UNITED STATES

Last Name, First Name, Middle Name:

VILLASENOR, FEDERICO

Mailing Address: PANZACOLA15COYOACAN MEXICO, D.F. 04000

MEXICO

Last Name, First Name, Middle Name:

Kent, Cory H.

Mailing Address:

1500 ROYAL CENTRE

1055 WEST GEORGIA STREET

P.O. BOX 1117

VANCOUVER BC V6E 4N7 CANADA

Delivery Address:

6531 DAKOTA DR RICHMOND BC V7C4X5

Delivery Address:

SUITE 750

580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA

Delivery Address:

SUITE 750

580 HORNBY STREET

VANCOUVER BC V6C 3B6 CANADA

Delivery Address:

5888 NORTH OCEAN BLVD OCEAN RIDGE FL 33435 UNITED STATES

Delivery Address: PANZACOLA15COYOACAN MEXICO, D.F. 04000

MEXICO

Delivery Address:

1500 ROYAL CENTRE

1055 WEST GEORGIA STREET

P.O. BOX 1117 VANCOUVER BC V6E 4N7 CANADA

Last Name, First Name, Middle Name:

DEPATIE, SERGE

Mailing Address:

4662 VICTORIA AVENUE MONTREAL QC H3W 2N 1 CANADA

Delivery Address:

4662 VICTORIA AVENUE MONTREAL QC H3W 2N1 CANADA

Last Name, First Name, Middle Name:

GUNNING, DAVID R

Mailing Address:

SUITE 750

580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA

Delivery Address:

SUITE 750

580 HORNBY STREET VANCOUVER BC V6C 3B6

CANADA

Last Name, First Name, Middle Name :

GUNNING, MICHAEL

Mailing Address:

1500 KIRKWOOD ROAD DELTA BC V4L 1G1 CANADA

Delivery Address:

1500 KIRKWOOD ROAD DELTA BC V4L1G1 CANADA

AUTHORIZED SHARE STRUCTURE

1. No Maximum	common Shares Without Par Value

Without Special Rights or Restrictions attached